SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 28, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-1661                    73-1612389
       --------------      ------------------------       -------------------
         (State of         (Commission File Number)         (IRS Employer
       Incorporation)                                     Identification No.)


                    Kerr-McGee Center
                 Oklahoma City, Oklahoma                        73125
       ------------------------------------------             ----------
        (Address of principal executive offices)              (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)







Item 9.   Regulation FD Disclosure
               On January 29 2003, Kerr-McGee Corporation will hold a conference call to discuss its fourth-quarter 2002 financial and operating results and expectations for the future. During the conference call, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.

                                                                   Kerr-McGee Corp.
                                                        Projected Daily Average Production Volumes
As of January 2003
                                                                 2003 Production Forecast
                       ------------------------------------------------------------------------------------------------------------
                              1-Qtr                2-Qtr                 3-Qtr                 4-Qtr                  Year
                       -------------------- --------------------- --------------------- --------------------- ---------------------
Crude Oil
(BOPD)
    Onshore               20,500 -  22,000     19,000 -   21,000     18,000 -   20,000     18,000 -   19,500     18,900 -   20,600
    Offshore              54,000 -  58,000     52,000 -   57,500     51,000 -   56,000     49,000 -   54,000     51,500 -   56,400
                          ------    ------     ------     ------     ------     ------     ------     ------     ------     ------
      U.S.                74,500 -  80,000     71,000 -   78,500     69,000 -   76,000     67,000 -   73,500     70,400 -   77,000
                          ------    ------     ------     ------     ------     ------     ------     ------     ------     ------

    North Sea             73,000 -  81,000     63,000 -   70,000     68,000 -   75,500     64,000 -   71,000     67,000 -   74,400
                          ------    ------     ------     ------     ------     ------     ------     ------     ------     ------

    Other International    3,000 -   4,000      3,000 -    4,000      3,000 -    4,000      3,000 -    4,000      3,000 -    4,000
                           -----     -----      -----      -----      -----      -----      -----      -----      -----      -----

      Total              150,500 - 165,000    137,000 -  152,500    140,000 -  155,500    134,000 -  148,500    140,400 -  155,400
                         =======   =======    =======    =======    =======    =======    =======    =======    =======    =======


Natural Gas
(MMCF/D)                       1-Qtr                2-Qtr                 3-Qtr                 4-Qtr                  Year
                       -------------------- --------------------- --------------------- --------------------- ---------------------
    Onshore                  365 -  400           350 -   390           335 -   375           330 -   370           345 -   384
    Offshore                 265 -  290           250 -   280           245 -   275           245 -   275           251 -   280
                             ---    ---           ---     ---           ---     ---           ---     ---           ---     ---
      U.S.                   630 -  690           600 -   670           580 -   650           575 -   645           596 -   664
                             ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    North Sea                 95 -  110            85 -   100            90 -   105            95 -   110            91 -   106
                             ---    ---           ---     ---           ---     ---           ---     ---           ---     ---

    Other International        0 -   0              0 -    0              0 -    0              0 -    0              0 -    0
                             ---   ---            ---    ---            ---    ---            ---    ---            ---    ---

      Total                  725 -  800           685 -   770           670 -   755           670 -   755           687 -   770
                             ===    ===           ===     ===           ===     ===           ===     ===           ===     ===


BOE/D                    271,300 -298,300     251,200 - 280,800     251,700 - 281,300     245,700 - 274,300     254,900 - 283,700
                         =======  =======     =======   =======     =======   =======     =======   =======     =======   =======



        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                               By: (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: January 28,2003